Exhibit 99.1

Dyadic Announces Continued Listing on The Nasdaq Capital Market

JUPITER, Fla., July 24, 2026 — Dyadic International, Inc. (Nasdaq: DYAI) (“Dyadic” or the “Company”), d/b/a Dyadic Applied BioSolutions, a biotechnology company developing recombinant protein solutions across the life sciences, food and nutrition, bio-industrial and biopharmaceutical markets, today announced that Nasdaq has confirmed that the Company has regained compliance with Nasdaq Listing Rules 5550(a)(2) and 5550(b). The Company’s common stock continues to be listed and traded on The Nasdaq Capital Market.

“We are pleased that the Nasdaq continued listing matter has been resolved and that Dyadic’s common stock will continue to be listed on Nasdaq,” said Mark Emalfarb, Chief Executive Officer of Dyadic. “With this greater stability regarding our Nasdaq listing, we remain focused on executing our business strategy, developing and commercializing our own products, expanding the commercial adoption of our C1 and Dapibus™ protein production platforms, advancing strategic collaborations and creating long-term shareholder value.”

About Dyadic Applied BioSolutions

Dyadic Applied BioSolutions is a global biotechnology company that aims to develop and commercialize scalable, non-animal protein production platforms to meet growing global demand across the life sciences, food and nutrition, and bio-industrial markets. These high-value proteins are designed to enable customers to develop more efficient, scalable and sustainable products. Dyadic’s proprietary Dapibus™ and C1 expression systems support rapid, cost-effective and flexible manufacturing.

For more information, please visit www.dyadic.com.

Safe Harbor Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding Dyadic International’s expectations, intentions, strategies and beliefs pertaining to future events or future financial performance, such as the success of our clinical trial and interest in our protein production platforms, our research projects and third-party collaborations, as well as the availability of necessary funding. Forward-looking statements generally can be identified by use of the words “expect,” “should,” “intend,” “anticipate,” “will,” “project,” “may,” “might,” “potential” or “continue,” and other similar terms or variations thereof. Dyadic International, Inc. and its subsidiaries caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such statements reflect the current views of our management with respect to our operations, results of operations and future financial performance. Forward-looking statements involve many risks, uncertainties or other factors beyond Dyadic’s control. These factors include, but are not limited to: (i) our history of net losses; (ii) market and regulatory acceptance of our microbial protein production platforms and other technologies; (iii) failure to commercialize our microbial protein production platforms or our other technologies; (iv) competition, including from alternative technologies; (v) the results of nonclinical studies and clinical trials; (vi) our capital needs; (vii) changes in global economic and financial conditions; (viii) our reliance on information technology; (ix) our dependence on third parties; (x) government regulations and environmental, social and governance issues; (xi) intellectual property risks; (xii) our ability to comply with the listing standards of The Nasdaq Stock Market LLC; and (xiii) other factors discussed in Dyadic’s publicly available filings, including information set forth under the caption “Risk Factors” in Dyadic’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 25, 2026, as amended on April 30, 2026, and Quarterly Report on Form 10-Q filed with the SEC on May 13, 2026, as such factors may be updated from time to time in Dyadic’s periodic filings with the SEC, which are accessible on the SEC’s website and at www.dyadic.com. The forward-looking statements contained in this press release are made only as of the date hereof, and except as required by law, we undertake no obligation to publicly update any forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in our expectations.

Media Contact:

Dyadic Applied BioSolutions

Ping Rawson

Chief Financial Officer

Phone: (561) 743-8333

Email: ir@dyadic.com